February 16, 2023 Q4 and Full Year 2022 Exhibit 99.2

PRESENTATION DISCLOSURES

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2022 sale of the Persol Holdings investment, the 2022 and 2021 gains and losses on the fair value changes of the investment in Persol Holdings, the 2022 losses on foreign currency matters, the 2022 gains on sale of assets, the 2022 loss on disposal, 2022 goodwill impairment charge, the 2021 restructuring charges and the 2021 gain on insurance settlement are useful to understand the Company's fiscal 2022 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. NON-GAAP MEASURES 3

Kelly

## SAFE HARBOR STATEMENT

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. The principal important risk factors that could cause our actual performance and future events and actions to differ materially from such forward- looking statements include, but are not limited to, changing market and economic conditions, the impact of the novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers' compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brands, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risk associated with certain equity investments, including with strategic partners, risks associated with conducting business in foreign countries, including foreign currency fluctuations, risks associated with violations of anticorruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this report and in our other filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

4

FINANCIALS

Fourth Quarter 2022 Takeaways. Specialty talent demand continues while broader staffing demand decelerates amid growing economic uncertainty and continuing inflationary pressures • Q4 revenue declined by 1.3% on a reported basis, up 0.7% in constant currency(1) • Organic, constant currency(1) revenue up 1.9% • Excludes 150 bps favorable impact from the acquisition of RocketPower and Pediatric Therapeutic Services ("PTS") • Excludes 270 bps(1) unfavorable impact from the sale of our Russian operations • Delivered 3.7%(1) year-over-year gross profit growth reflecting a GP rate of 20.3% up 60 bps year- over-year • Favorable product mix delivers structural improvements as permanent placement fees decelerate Near-term steps to capitalize on continued demand for specialty talent and build resiliency • Focused on high demand specialties and addressing talent supply to meet customer needs • Every business unit is focusing on actionable strategies to deliver on our specialty growth strategy while proactively aligning resources with current growth opportunities Continued focus on our future • Executing on a board-approved $50 million share repurchase program highlighting our flexible and balanced capital allocation strategy, as well as confidence in our ability to deliver specialty growth • Ongoing deployment of technology investments in both the Americas and EMEA 6 Footnote details on slide 20

Fourth Quarter 2022 Financial Summary. 7 Footnote details on slide 20 $1.2B (1.3%) 0.7% CC(1) 0.7% CC(1) Gross Profit Rate 20.3% 60 bps 60 bps $4.6M (70.2%) (28.1%) (61.5%) CC(1) (21.2%) CC(1) Adjusted EBITDA $24.1M (13.1%) Adjusted EBITDA Margin 2.0% (20) bps Change Increase/(Decrease) As Reported As Adjusted(2) Revenue Earnings from Operations Actual Results (1.3%)

Full Year 2022 Financial Summary. 8 Footnote details on slide 20 $5.0B 1.1% 3.2% CC(1) 3.2% CC(1) Gross Profit Rate 20.4% 170 bps 170 bps $14.8M (69.7%) 29.9% (61.3%) CC(1) 37.7% CC(1) Adjusted EBITDA $105.6M 25.5% Adjusted EBITDA Margin 2.1% 40 bps Earnings from Operations Change Increase/(Decrease) Actual Results As Reported As Adjusted(2) Revenue 1.1%

Fourth Quarter 2022 Revenue Trends. 9 Reported(3) Constant Currency(1),(3) Organic(1),(4),(5) Total (1.3%) 0.7% 1.9% Professional & Industrial (11.8%) (11.2%) (11.2%) Science, Engineering & Technology 1.7% 2.0% 2.0% Education 53.3% 53.3% 43.3% Outsourcing & Consulting 3.5% 5.1% (0.1%) International (16.1%) (8.4%) 5.0% Footnote details on slide 20

Fourth Quarter 2022 Gross Profit Rate Growth. • Overall GP rate improved primarily as a result of favorable specialty mix in the Operating Segments, partially offset by higher employee- related costs • Acquisitions of higher margin specialty business continues to contribute to our improving GP rate • Permanent placement fees decreased slightly as customers slowed permanent hiring activity amid the uncertain economic environment 10 Footnote details on slide 20

# Fourth Quarter 2022 SG&A.

*$ in millions*



$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$231
$4
$7
$2
($4)
($4)
$236
Q4 2021 SG&A
Operating Segments(4)
Acquisitions
Corporate
FX
Restructuring
Q4 2022 SG&A

- Expenses in the Operating Segments, excluding recent acquisitions of RocketPower and PTS, increased primarily due to higher compensation-related expenses for our full-time talent. We have added headcount in line with revenue growth in selected specialties and provided market-driven compensation adjustments to attract and retain talent
- Expenses from our recent acquisitions of RocketPower and PTS include amortization expense related to acquired intangible assets
- Corporate expenses increased primarily due to higher performance-based incentive compensation expenses
- Restructuring related to a Q4 2021 charge

Footnote details on slide 20

11

Fourth Quarter 2022 Revenue & Gross Profit Mix. 12 Gross Profit mix by segmentRevenue mix by segment International

Fourth Quarter 2022 EPS Summary. 13 $inmillions except per share data Amount Per Share Amount Per Share Net earnings (loss) ($0.9) ($0.02) $71.7 $1.80 (Gain) loss on investment in Persol Holdings, net of taxes(6) - - (34.7) (0.87) Gain on sale of assets, net of taxes(7) (0.6) (0.02) - - Goodwill impairment charge, net of taxes(8) 8.5 0.23 - - Restructuring charges, net of taxes(9) - - 3.1 0.08 Gain on insurance settlement, net of taxes(10) - - (14.2) (0.36) Adjusted net earnings $7.0 $0.18 $25.9 $0.65 2022 2021 Footnote details on slide 20

Full Year 2022 EPS Summary. 14 $inmillions except per share data Amount Per Share Amount Per Share Net earnings (loss) ($62.5) ($1.64) $156.1 $3.91 (Gain) loss on investment in Persol Holdings, net of taxes(6) 48.8 1.28 (84.5) (2.12) Loss on foreign currency matters, net of taxes(11) 16.4 0.43 - - Gain on sale of assets, net of taxes(7) (4.6) (0.12) - - Loss on disposal, net of taxes(12) 18.7 0.49 - - Goodwill impairment charge, net of taxes(8) 33.9 0.89 - - Restructuring charges, net of taxes(9) - - 3.0 0.07 Gain on insurance settlement, net of taxes(10) - - (14.2) (0.36) Adjusted net earnings $50.7 $1.33 $60.4 $1.51 2022 2021 Footnote details on slide 20

Fourth Quarter 2022 Liquidity. • During 2022, we concluded the Persol Holdings cross-shareholding arrangement and sold most of our interest in the PersolKelly joint venture, generating additional capital that we strategically reallocated with the Q1 2022 acquisition of RocketPower and the Q2 2022 acquisition of PTS • We have fully repaid all 2020 CARES Act payroll tax deferrals, including $87 million repaid in 2022 • As of the end of Q4 2022, we continue to have more than $450 million available liquidity 15 $inmillions Footnote details on slide 20

2023 Outlook. We have remixed our portfolio towards higher margin specialties since 2020 and have demonstrated an ability to act with urgency to proactively manage costs when necessary Current view of the first half of 2023: • Revenue - will be constrained by economic uncertainty • GP rate - structural GP rate improvement will continue, but at a slower pace than Q4 2022 • Adjusted SG&A – at similar levels as Q4 2022, while continuing to invest in our technology initiatives and our people 16

Kelly.

# Recent Acquisitions.

## RocketPower

- RocketPower is a provider of Recruitment Process Outsourcing (RPO) and other outsourced talent solutions to customers including U.S. tech companies. RocketPower will continue to operate under its own brand and with its own operating team as part of KellyOCG, the outsourcing and consulting business of Kelly
  - Expands KellyOCG's RPO delivery offering
  - Creates growth opportunities in the high-tech industry

rocketpower

## Pediatric Therapeutic Services

- PTS is a specialty firm that provides state and federally mandated in-school therapy services including occupational therapy, physical therapy, speech-language pathology, and mental and behavioral health services. Headquartered in suburban Philadelphia, PTS currently supports schools throughout Pennsylvania and Delaware and will continue to operate under its own brand as part of Kelly Education
  - Expands Kelly Education's industry-leading K-12 solutions offering
  - Creates growth opportunities in the $20-billion therapeutic services segment

PTS PEDIATRIC THERAPEUTIC SERVICES

17

Kelly

# Our operating model aligns to these specialties.

## We have redesigned our operating model to drive profitable growth in our chosen specialties.

| | Kelly Professional & Industrial | Kelly Science, Engineering, Technology & Telecom | Kelly Education | Kelly OCG | Kelly International |
|---|---|---|---|---|---|
| Revenue[14] | $1.7B | $1.3B | $0.6B[15] | $0.5B[16] | $0.9B |
| GP Rate[14] | 18.2% | 23.5% | 15.8%[15] | 36.3%[16] | 15.3% |
| Geography | North America | North America | U.S. | Global | EMEA & Mexico |
| Specialties | · Industrial<br>· Contact Center<br>· Office Clerical | · Engineering<br>· Science & Clinical<br>· Technology<br>· Telecom | · Early Childhood<br>· K-12<br>· Special Ed/Needs<br>· Tutoring<br>· Therapy Services<br>· Higher Education<br>· Executive Search | · MSP[17]<br>· RPO[17]<br>· PPO[17]<br>· Consulting | · Life Sciences<br>· IT<br>· Finance<br>· Other Local Professional Niches |

Footnote details on slide 20

18

Our M&A activities are shifting our portfolio. 19

20 (1)Constant Currency ("CC") represents year-over-year changes resulting from translating 2022 financial data into USD using 2021 exchange rates; (2)See reconciliation of Non-GAAP Measures included in Form 8-K dated February 16, 2023; (3)Includes the 2022 results of RocketPower and Pediatric Therapeutic Services ("PTS"), which were acquired as of March 7, 2022 and May 2, 2022, respectively. RocketPower was included in the reported results of operations in Outsourcing & Consulting and PTS was included in the reported results of operations in Education, from the date of acquisition; (4)Excludes 2022 results of RocketPower and PTS; (5)Excludes the results of our Russian operations following the completion of the sales transaction in Q3 2022; (6)Gain on investment in Persol Holdings of $50.0 million, $34.7 million net of tax, or $0.87 per share in Q4 2021. Loss on investment in Persol Holdings of $67.2 million, $48.8 million net of tax, or $1.28 per share in 2022 and gain on investment in Persol Holdings of $121.8 million, $84.5 million net of tax, or $2.12 per share in 2021; (7)Gain on sale of assets includes gains from the sale of real property of $0.9 million, $0.6 million net of tax, or $0.02 per share in Q4 2022 and gains from the sale of real property of $6.2 million, $4.6 million net of tax, or $0.12 per share in 2022.; (8)Goodwill impairment charge of $10.3 million, $8.5 million net of tax, or $0.23 per share in Q4 2022 and $41.0 million, $33.9 million net of tax, or $0.89 per share in 2022; (9)Restructuring charges of $4.1 million, $3.1 million net of tax, or $0.08 per share in Q4 2021 and $4.0 million, $3.0 million net of tax, or $0.07 per share in 2021; (10)Gain on insurance settlement of $19.0 million, $14.2 million net of tax, or $0.36 per share in Q4 2021; (11)Loss on foreign currency matters includes of $20.4 million currency translation from liquidation of subsidiary, partially offset by $5.5 million foreign exchange gain, $16.4 million net of tax, or $0.43 per share in 2022; (12)Loss on disposal related to the sale of our Russian operations of $18.7 million, $18.7 million net of tax, or $0.49 per share in 2022; (13)U.S. credit facilities, net of standby letters of credit related to workers’ compensation; (14)Kelly size and margin profiles are based on 2022 full year results; (15)Kelly Education revenue and GP rate was $0.7B and 16.6%, respectively, including the results of PTS on a proforma basis; (16)Kelly OCG revenue and GP rate was $0.5B and 36.7%, respectively, including the results of RocketPower on a proforma basis; (17)Managed Service Provider (“MSP”); Recruitment Process Outsourcing (“RPO”); Payroll Process Outsourcing (“PPO”). Fourth Quarter and Full Year 2022 Footnotes.

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